UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07322
The Integrity Funds
(Exact name of registrant as specified in charter)
Address of Registrant:	1 Main Street North
Minot, ND 58703

Name and Address of Agent for Service:	Brent Wheeler, Mutual Fund Chief Compliance Officer
Kevin Flagstad, Investment Adviser Chief Compliance Officer
1 Main Street North
Minot, ND 58703

Registrant's telephone number, including area code:	(701) 852-5292

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2008

Item 1—Reports to Shareholders

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

Dear Shareholder:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "Fund") for the year ended December 31, 2008. The Fund's portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

Williston Basin/Mid-North America Stock Fund (ICPAX) outperformed the S&P 500 and Russell 3000 Indexes for 2008 and our strategy was recognized in 2008 by being given 4 Stars overall by Morningstar. I say given and not earned, because recognition like this comes not because of my particularly unique talents as a fund manager, but because we have consistently followed a disciplined investment policy. Fund managers with good track records receive far too much credit for performance and far too little for consistency of investment discipline.

Periodically events conspire to make us lucky or unlucky, no matter how well-conceived the discipline or how rigorously followed, which is why we should never invest solely for the track record. We should invest because we understand the investment discipline and the fund manager's views on life, investing, the universe and everything, and they are similar to ours. Investors can't know all that, of course, but we hope this letter will help you better understand our world view. It will make the inevitable disappointments easier to bear, and enable us to avoid getting too carried away during the also inevitable good years.

But first the grim details for 2008. The Fund's raw numbers total return for 2008 was -19.36%, vs. -37.00% for the S&P 500 and -37.31% for the Russell 3000. The Fund's cash position at year end was 14.1%, the weighted average market cap at year end was approximately $5 billion, comprised of 25 companies. The biggest losses for the Fund this year have been in the energy and natural resource sectors.

As you can see from the table of risk-adjusted returns below, the Fund's risk has risen dramatically, along with that of the stock market, by more than that of the S&P 500 and the Russell 3000, despite a large cash position for most of the year. While higher volatility is to be expected for any fund that maintains a large position in natural resources stocks, it is also important to keep portfolio level risk under control, and to ensure that our higher risk is accompanied by higher risk-adjusted returns. So far we have been fortunate enough to have done this. Volatility for the market overall seems to have peaked in November 2008, and has been dropping irregularly since then. We do, however, expect volatility to remain high in 2009 as well.

Risk-Adjusted Return Comparison
ICPAX vs. S&P 500 & Russell 3000, 12 months ended 12/31/08
	Raw	Standard	Risk-Adjusted
	Return	Deviation	Return
ICPAX	-19.36%	8.69%	-2.23%
S&P 500	-37.00%	6.66%	-5.56%
Russell 3000	-37.31%	6.00%	-6.22%

Note: Standard Deviation is measured over the most recent 13 monthly total returns.

Past risk-adjusted returns may not be a reliable guide to future risk-adjusted returns.

When returns are negative, relative risk-adjusted returns may be misleading because they are not intuitive.

Fund Investment Objective Changes

You have no doubt received literature on the nature of the changes to the objectives of the Fund in 2008, so I won't go into them again here. I'd like to discuss the strategic implementation of its focus on mid-continent North America. The Fund's goal is to give investors exposure to natural resources, but to keep risk well below that of a pure natural resources fund and provide risk-adjusted returns better than those of the overall stock market. Holdings will fluctuate around an average of 50% in natural resources and 50% in non-natural resources related companies.

The main vehicle of risk control is the expansion and contraction, as a percent of Fund assets, of the natural resources half of the Fund. Maximum exposure during periods of rising prices for natural resources could rise above 50%, while during unfavorable periods it could shrink significantly while the non-natural resource portion expands above 50%. Because most of the volatility (risk) will be the result of changes in natural resource prices, it makes sense to make expansion and contraction of this half of the Fund the primary risk control tactic.

The strategic objective of structuring the Fund this way is to balance the unusual volatility of natural resources stocks with investment in more conservative, non-natural resources companies in the same regions. Also, if the mid-continent region does experience greater economic success due to the world's rapidly-growing demand for energy and all the natural resources and materials required for what is likely to be the biggest infrastructure development push in human history, other companies in the same region will benefit as well. The Upper Midwest, though, especially the Williston Basin region containing the Bakken Shale formation, is very thinly populated. While it's an area of intense exploration and development activity in oil and natural gas, investment necessarily involves companies mostly headquartered in other parts of the mid-continent.

We also define the term 'natural resources' very broadly in the Fund, in order to give our investors the widest possible scope for taking advantage of the region's resources and achieving a wider diversity of natural resource investments. As a result, it will include not just oil & gas companies like EnCana (ECA), but metals and natural fertilizer mining operations like Stillwater Mining (SWC), agriculture, wind power generation, and geothermal resources operations such as Ormat Technologies (ORA). We also view natural resources stocks as including mid-continent-based service companies like National Oilwell Varco (NOV), equipment companies like Caterpillar (CAT), and storage & transmission companies like Plains All America Pipeline (PAA).

On the western margin of the region there are significant geothermal fields, as well as strategic metals and gold mining companies. The Upper Midwest is one of the two largest sources of wind energy in North America. The other is the Southwest, some of which is our mid-continent region. The Upper Midwest, encompassing as it does the Great Plains, is an enormous agricultural resource. In addition, the company can hold as much as 20% of assets in companies outside the mid-continent that participate to a significant degree in the development of the area's resources. An example would be the world's largest wind turbine manufacturer, Denmark-based Vestas Wind Systems (VWDRY).

Most natural resources funds are globally diversified. While that can be an advantage sometimes, it increases sovereign risk (adverse political changes locally, such as Nigeria, for example), currency risk and environmental risk. Restricting the Fund's operations area to the mid-continent puts the companies we purchase for you in two of the best-regulated parts of the world, and in stable, first world democracies. Natural resources development is, at its best, harmful to the environment, but we all need these resources to generate power, make essential materials and feed the hungry throughout the world. We feel that the Fund offers a superior environmental choice for investors who are nevertheless interested in natural resources.

Finally, most natural resources are internationally traded in dollars. Given the level of credit creation that will likely be necessary to get the US economy moving again, inflation is a serious concern at some point in the not too distant future. Natural resources stocks should better reflect the higher prices in dollar terms resulting from inflation or a weaker dollar than would many other US stock investments. Exposure to the Canadian dollar, a strong, but natural resource-based democratic economy, should also offer some degree of diversification in the event of dollar weakness or inflation.

We welcome any questions you may have on the new objectives of your Fund, and would like to thank you once again for your loyalty and trust in our management methodology during a period of great market and economic stress.

If you would like more frequent updates, visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Robert Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert Loest, Senior Portfolio Manager with Integrity Mutual Funds, Inc. ("Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 31, 2008 (Unaudited)

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Funds Distributor, Inc.
P.O. Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 (or contact your financial institution). The Distributor will begin sending you individual copies 30 days after receiving your request.

December 31, 2008 (Unaudited)

COMPOSITION

Portfolio Market Sectors

(As a percentage of net assets)

M—Materials	26.7%
I—Industrials	25.7%
E—Energy	16.3%
O—Other	13.8%
IT—Information Technology	8.5%
U—Utilities	6.3%
HC—Health Care	2.7%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Top Ten Holdings

(As a percentage of net assets)

1.	Wells Fargo Advantage Investment Money Market	13.8%
2.	Stillwater Mining Co.	6.5%
3.	ESCO Technologies	5.8%
4.	Agnico Eagles Mines Ltd.	4.8%
5.	Deluxe Corp	4.2%
6.	Sigma Aldrish	4.0%
7.	Encan Corporation	3.9%
8.	3M Co.	3.8%
9.	Vestas Wind Energy--ADR	3.6%
10.	Fuel Tech Inc.	3.5%

The Fund's holdings are subject to change at any time.

December 31, 2008 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	transaction costs:	sales charges (loads), redemption fees, and exchange fees
•	ongoing costs:	management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2008 to December 31, 2008.

The example illustrates the Fund's costs in two ways:

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/08	Ending Account Value 12/31/08	Expenses Paid During Period*
Actual	$1,000.00	$793.43	$6.73
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.57

*Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund's ending account value on the first line in the table is based on its actual total return of (20.66%) for the six-month period of June 30, 2008 to December 31, 2008.

December 31, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2008
Williston Basin/Mid-North America Stock Fund	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without Sales Charge	(19.36%)	(4.87%)	1.49%	N/A	5.00%
With Sales Charge (5.00%)	(23.34%)	(6.48%)	0.46%	N/A	4.44%

Russell 3000 Index	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
	(37.31%)	(8.63%)	(1.95%)	N/A	(1.40%)

Russell 2000 Index	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
	(33.79%)	(8.29%)	(0.93%)	N/A	3.57%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to September 19, 2003 was achieved while the Fund was managed by another investment adviser that used different investment strategies and techniques, which may have produced different results than those achieved by Integrity Money Management, Inc. (the "Investment Adviser" or "Integrity Money Management"), the Fund's current investment adviser. The Willamette Asset Managers, Inc. served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

December 31, 2008 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund, Russell 3000 Index, and the Russell 2000 Index

	Williston Basin/Mid-North America Stock Fund without Sales Charge	Williston Basin/Mid-North America Stock Fund with Maximum Sales Charge	Russell 3000 Index	Russell 2000 Index
4/5/1999	$10,000	$9,497	$10,000	$10,000
1999	$17,892	$16,991	$11,416	$12,673
2000	$17,327	$16,455	$10,565	$12,290
2001	$15,191	$14,427	$9,354	$12,596
2002	$11,467	$10,890	$7,339	$10,016
2003	$14,946	$14,194	$9,619	$14,748
2004	$16,747	$15,904	$10,768	$17,452
2005	$18,698	$17,757	$11,427	$18,246
2006	$20,143	$19,130	$13,222	$21,598
2007	$19,958	$18,954	$13,902	$21,260
2008	$16,095	$15,285	$8,716	$14,077

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

December 31, 2008 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with Integrity Money Management or any of its affiliates. These are the "Independent" Trustees. Two of the remaining three Trustees and/or Officers are "interested" by virtue of their affiliation with Integrity Money Management and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee, and other Directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 56	Trustee	Indefinite Since January 2006	12

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 73	Trustee	Indefinite Since June 2003	12

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (since April 2005); Trustee, Integrity Managed Portfolios (since January 1996).

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 61	Trustee	Indefinite Since June 2003	12

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999); Trustee, Integrity Managed Portfolios (since January 1999).

					Vincent United Methodist Foundation Minot Area Development Corporation

(1) The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds.

Trustees and Officers of the Fund serve until their resignation, removal, or retirement.

The Statement of Additional Information ("SAI") contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

The Interested Trustees and Officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee, and other Directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND OFFICER

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Robert E. Walstad(2),(3) 1 N. Main St. Minot, ND 58703 64	Trustee, Chairman, Interim President	Indefinite Since June 2003	12

Director (Sept. 1987 to Feb. 2007), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc.; President (Jan. 1996 to July 2007) and (since March 2008) Integrity Managed Portfolios, (May 2003 to July 2007) and (since March 2008) The Integrity Funds, (Jan. 1995 to July 2007) and (since March 2008) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) and (since March 2008) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) and (since March 2008) Montana Tax-Free Fund, Inc.; Director and Chairman Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios, and (since June 2003), The Integrity Funds.

					Minot Park Board

OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 74	Vice President, Secretary	Indefinite Since June 2003	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, Vice President and Secretary, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

None
Adam C. Forthun 1 N. Main St. Minot, ND 32	Treasurer	Indefinite Since May 2008	N/A

Fund Accountant (May 2003 to October 2005), Fund Accounting Supervisor (October 2005 to March 2008), Fund Accounting Manager (since March 2008), Integrity Fund Services, Inc.; Treasurer (since May 2008), Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 38	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Chief Compliance Officer (since October 2005) Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

(1) The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds.

(2) Trustees and/or Officers who are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Quist is an interested person by virtue of being an Officer and Director of the Fund's investment adviser and principal underwriter. Mr. Walstad is an interested person by virtue of being an Officer of the Fund and a shareholder of Integrity Mutual Funds.

(3) Effective February 29, 2008, Mark R. Anderson resigned as President of the Fund, and effective March 4, 2008, Mr. Walstad succeeded Mr. Anderson as Interim President of the Fund. Mr. Walstad is also a Trustee and Chairman of the Fund.

Trustees and Officers of the Fund serve until their resignation, removal, or retirement.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

December 31, 2008 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, Inc. ("Integrity Funds Distributor"), the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (the "Company"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Fund and Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund's investment performance as compared to standardized industry performance data;
(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund's portfolio manager, Robert Loest, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The Board acknowledged that Robert Loest, the Portfolio Manager for the Fund, has a number of years experience in managing the Fund and has had success in reaching positive returns in prior years. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that the Fund has had consistent performance relative to comparable and competing funds. As of July 31, 2008, the Fund's return for each of the 1-year and 3-year periods were above its index and median for its peer group and was slightly below its index and median for the 5-year period. The Fund has positive returns for the 3-year, 5-year, and since inception periods as of July 31, 2008. In addition, the Fund has been meeting its investment objective for providing long-term growth of asset value through capital appreciation.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Adviser is reimbursing the Fund for expenses paid above the voluntary expense cap. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund's current net expense ratio of 1.50% for the Class A shares is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund. It was noted that the Adviser has an agreement with All Season Advisors, Inc. ("ASFA") in which the Advisor is providing trade instructions or "signals" for ASFA's separate account clients. ASFA has complete discretion to use or disregard any instructions provided by the Advisor. It could be considered that the Advisor receives an indirect benefit as a result of its association with the Fund because Robert Loest, the portfolio manager of the Fund, generates the research material and trade signals that the Advisor provides to ASFA.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Loest's compensation is based on salary paid every other week. He is not compensated for client retention.  Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2008

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCK (86.2%)

Chemicals (4.0%)
Sigma—Aldrish	1,000	$42,240

Clean Energy (3.6%)
*Vestas Wind Energy—ADR	2,000	38,700

Communications Equipment (5.7%)
*ESCO Technologies	1,500	61,425

Commercial Services & Supplies (4.2%)
Deluxe Corp	3,000	44,880

Construction & Engineering (4.4%)
Caterpillar Inc	700	31,269
*McDermott International Inc.	1,700	16,796
		48,065
Containers & Packaging (5.2%)
Bemis Co.	1,500	35,520
Packaging Corp of America	1,500	20,190
		55,710
Electric Equipment (6.4%)
Emerson Electric Co.	1,000	36,610
Rockwell Automation Inc.	1,000	32,240
		68,850
Electric Utilities (6.3%)
Atmos Energy Corporation	1,500	35,550
Ormat Technologies Inc	1,000	31,870
		67,420
Electronic Equipment & Instruments (2.7%)
Molex Inc.	2,000	28,980

Health Care Equipment & Services (2.8%)
*Waters Corp	800	29,320

Industrial Conglomerates (3.8%)
3M Co.	700	40,278

Machinery (6.8%)
Graco, Inc.	1,500	35,595
*Fuel Tech Inc	3,500	37,065
		72,660
Metals & Mining (17.6%)
Agnico-Eagles Mines Ltd	1,000	51,330
*Stillwater Mining Co	14,000	69,160
*Thompson Creek Metals Co Inc.	8,000	31,920
Titanium Metals Corp	4,000	35,240
		187,650
Oil & Gas E&D, Equipment & Services (12.7%)
*Basic Energy Svcs	2,000	26,080
*National-Oilwell Inc	1,500	36,660
Plains All American Pipeline, L.P.	900	31,221
Encana Corporation	900	41,832
		135,793

TOTAL COMMON STOCKS (COST: $1,130,580)		$921,971

SHORT-TERM SECURITIES (13.8%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $147,727)	147,727	$147,727

TOTAL INVESTMENTS IN SECURITIES (COST: $1,278,307)		$1,069,698
OTHER ASSETS LESS LIABILITIES		(577)

NET ASSETS		$1,069,121

*Non-income producing
ADR—American Depository Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1—	quoted prices in active markets for identical securities
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted prices	$1,069,698
Level 2—Other significant observable inputs	0
Level 3—Significant unobservable inputs	0
Total	$1,069,698

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Assets and Liabilities

December 31, 2008

ASSETS
Investments in securities, at value (cost: $1,278,307)	$1,069,698
Accrued dividends receivable	1,115
Accrued interest receivable	253
Cash	490
Prepaid expenses	2,956
Receivable for Fund shares sold	2,500
Receivable due from manager	7,481
Total assets	$1,084,493

LIABILITIES
Accrued expenses	$8,445
Payable to affiliates	6,927
Total liabilities	$15,372

NET ASSETS	$1,069,121

Net assets are represented by:
Capital stock outstanding, at par	$364
Additional paid-in capital	1,662,189
Accumulated undistributed net realized gain (loss) on investments	(384,823)
Unrealized appreciation (depreciation) on investments	(208,609)
Total amount representing net assets applicable to 364,141 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$1,069,121

Net asset value per share	$2.94

Public offering price (based on sales charge of 5.00%)	$3.09

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Operations

For the year ended December 31, 2008

INVESTMENT INCOME
Interest	$12,966
Dividends	12,301
Total investment income	$25,267

EXPENSES
Investment advisory fees	$7,727
Distribution (12b-1) fees	7,728
Transfer agent fees	24,001
Accounting service fees	24,773
Administrative service fees	24,001
Professional fees	5,015
Reports to shareholders	1,116
License, fees, and registrations	3,844
Audit fees	3,900
Trustees fees	1,669
Transfer agent out-of-pockets	226
Custodian fees	2,188
Legal fees	930
Other expenses	50
Total expenses	$107,168
Less expense waived or absorbed by the Fund's manager	(83,984)
Total net expenses	$23,184

NET INVESTMENT INCOME (LOSS)	$2,083

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(364,764)
Net change in unrealized appreciation (depreciation) of investments	17,866
Net realized and unrealized gain (loss) on investments	$(346,898)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(344,815)

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Changes in Net Assets

For the year ended December 31, 2008 and the year ended December 31, 2007

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,083	$(45,054)
Net realized gain (loss) on investment transactions	(364,764)	1,644,152
Net change in unrealized appreciation (depreciation) on investments	17,866	(1,485,829)
Net increase (decrease) in net assets resulting from operations	$(344,815)	$113,269

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.01 and $0.00 per share, respectively)	$(2,335)	$0
Distributions from net realized gain on investment transactions ($0.00 and $5.15 per share, respectively)	0	(1,618,939)
Distributions from return of capital ($0.00 and $0.00 per share, respectively)	(1,745)	0
Total dividends and distributions	$(4,080)	$(1,618,939)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$95,223	$215,412
Proceeds from reinvested dividends	4,057	1,582,905
Cost of shares redeemed	(1,397,372)	(4,884,991)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,298,092)	$(3,086,674)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,646,987)	$(4,592,344)
NET ASSETS, BEGINNING OF PERIOD	2,716,108	7,308,452
NET ASSETS, END OF PERIOD	$1,069,121	$2,716,108

Undistributed net investment income	$0	$218

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2008

Note 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently three portfolios are offered. On September 19, 2003, the Fund became a series of the Trust. Prior to this date, the Fund was a part of the Willamette Funds Group (the "Willamette Funds"). The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the 1940 Act as an open-end management investment company. Each of the Willamette Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into the Willamette Funds, effective April 1, 2001. The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Fund.

Effective November 10, 2008, the Fund changed its name from the Integrity Small Cap Growth Fund to the Williston Basin/Mid-North America Stock Fund. The Fund's principal investment strategies were also changed significantly. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Williston Basin area (as described below) and/or Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan; the "Williston Basin area" specifically encompasses western North Dakota, northwestern South Dakota, eastern Montana, the southern portion of the Canadian province of Saskatchewan, and the southwestern portion of the Canadian province of Manitoba.

The Fund seeks to provide long-term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.00% and a distribution fee of up to 0.50% on an annual basis.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•	listed securities:	valued at the closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price
•	unlisted securities:	valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. ("Integrity Fund Services") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements—In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. Realization of the collateral by the Fund may be delayed or limited if the seller defaults and the fair value of the collateral declines.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund's financial statements as "Other Expense".

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Tax-exempt income	$0	$0
Ordinary income	2,335	197,394
Long-term capital gains	0	1,421,545
Return of capital	1,745	0
Total	$4,080	$1,618,939

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($384,823)	($208,609)	($593,432)

The Fund has unexpired capital loss carryforwards for tax purposes as of December 31, 2008 totaling $384,823, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Unexpired Capital Losses
2016	$384,823

For the year ended December 31, 2008, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. The Fund did not defer any post-October capital losses, post-October currency losses, or post-October passive foreign investment company losses for the year ended December 31, 2008.

Distributions to shareholders—Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income at least annually. Distributions are recorded on the ex-dividend date.

Premiums and discounts—Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2008, there were unlimited shares of $.001 par value authorized; 364,141 and 741,644 shares were outstanding at December 31, 2008 and December 31, 2007, respectively.

Transactions in capital shares were as follows:

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007
Shares sold	33,962	24,004
Shares issued on reinvestment of dividends	1,418	431,309
Shares redeemed	(412,883)	(536,291)
Net increase (decrease)	(377,503)	(80,978)

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Agreement") provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized no advisory fees due to fees being fully waived for the year ended December 31, 2008. The Fund does not have a payable to Integrity Money Management at December 31, 2008 for investment advisory fees. Certain Officers and Trustees of the Fund are also Officers and Directors of Integrity Money Management.

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, until November 13, 2009, so that the Net Annual Operating Expenses of the Fund do not exceed 1.50% for Class A shares. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the Fund. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $7,728 of distribution fees for the year ended December 31, 2008. The Fund has a payable to Integrity Funds Distributor of $436 at December 31, 2008 for distribution fees.

As transfer agent for the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $24,001 of transfer agency fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $2,133 at December 31, 2008 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. The Fund has recognized $24,773 of accounting service fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $2,177 at December 31, 2008 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $24,001 of administrative service fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $2,133 at December 31, 2008 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,754,574 and $2,668,936, respectively, for the year ended December 31, 2008.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2008, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $1,278,307. The net unrealized depreciation of investments based on the cost was $208,609, which is comprised of $62,192 aggregate gross unrealized appreciation and $270,801 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however the additional disclosures required reguarding  the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights December 31, 2008

Selected per share data and ratios for the periods indicated

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$3.66	$8.88	$12.19	$13.67	$12.20

Income from Investment Operations:
Net investment income (loss)	$.01	$(.06)	$(.24)	$(.24)	$(.31)
Net realized and unrealized gain (loss) on investment transactions	(.72)	(.01)	1.22	1.86	1.78
Total Income (Loss) From Investment Operations	$(.71)	$(.07)	$.98	$1.62	$1.47

Less Distributions:
Dividends from net investment income	$(.01)	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	(5.15)	(4.29)	(3.10)	.00
Distributions from return of capital	.00	.00	.00	.00	.00
Total Distributions	$(.01)	$(5.15)	$(4.29)	$(3.10)	$.00

NET ASSET VALUE, END OF PERIOD	$2.94	$3.66	$8.88	$12.19	$13.67

Total Return	(19.36%)(A)(D)	(0.92%)(B)(D)	7.73%(B)(D)	11.65%(B)(D)	12.05%(B)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,069	$2,716	$7,308	$15,034	$21,543
Ratio of net expenses (after expense assumption) to average net assets	1.50%(C)	2.56%(C)	2.65%(C)	2.65%(C)	2.65%(C)
Ratio of net investment income to average net assets	0.13%	(0.97%)	(1.78%)	(1.76%)	(2.19%)
Portfolio turnover rate	151.02%	137.86%	25.71%	28.64%	58.45%

(A) Excludes maximum sales charge of 5.00%.

(B) Excludes maximum sales charge of 5.75%.

(C) During the periods shown above, Integrity Mutual Funds assumed and/or waived expenses of $83,985, $53,739, $15,566, $15,012, and $53,156, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 6.93%, 3.71%, 2.79%, 2.74%, and 2.89%, respectively.

(D) The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Williston Basin/Mid-North America Stock Fund

We have audited the accompanying statement of assets and liabilities of the Williston Basin/Mid-North America Stock Fund (previously named the Integrity Small Cap Growth Fund; one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 31, 2008, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Williston Basin/Mid-North America Stock Fund of The Integrity Funds as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 11, 2009

INTEGRITY GROWTH & INCOME FUND

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Fund") for the year ended December 31, 2008. The Fund''s portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

Integrity Growth & Income Fund (IGIAX) became a no-load fund again in 2008. We continued to outperform the S&P 500 for 2008 while keeping overall risk low. Our strategy was recognized in 2008 by being given the prestigious Lipper Leader designation by Morningstar. I say given and not earned, because recognition like this comes not because of my particularly unique talents as a fund manager, but because we have consistently followed an ethical and disciplined investment policy. Fund managers with good track records receive far too much credit for performance and far too little for consistency of discipline.

We continue to keep risk as low as possible through our use of the four basic strategies of 1) consistent, large free cash flows and high ROICs; 2) balancing the fund internally by offsetting cyclical issues with non-cyclical and counter-cyclical companies, as well as diversifying by currency and by geography; 3) employment of portfolio level statistical risk management tools; and 4) buying only stocks that have clear long term drivers, are priced well below fair value based on fundamentals, and that don't require that we step outside our moral universe to make money; and selling them when they reach our estimate of fair value.

The Fund's cash position at year-end was 18.4%, and the average weighted market cap was approximately $19 billion. Risk is still high, but seems to have peaked, although day-to-day and monthly volatility is likely to remain high for an extended period of time. It has been widely noted in the financial press that volatility (risk) rose dramatically over the last year. It rose for the Fund as well, albeit much less, thanks to our risk management discipline. Since our 2007 year end report to you, the Fund's standard deviation of monthly returns (a standard statistical measure of risk) rose from 3.87% to 6.49%. That of the S&P 500 rose from 3.67% to 6.66%. At the end of 2007 the Fund was slightly riskier than the S&P 500. At year-end 2008 the S&P 500 is slightly riskier than the Fund and experienced a much greater loss.

In our opinion, risk-adjusted returns are the best measure of the ability of a fund manager. There is no other way to compare management ability, and we believe all funds should present standardized risk-adjusted results for this reason. As you can see from the table below, although we have lost money, we have been successful in improving our risk-adjusted returns from 2007 relative to the S&P 500. We trust that this will result also in improved risk-adjusted returns when the market recovers.

Risk-Adjusted Return Comparison

IGIAX vs. S&P 500, 12 months ended 12/31/08

	Raw Return	Standard Deviation	Risk-Adjusted Return
IGIAX	-27.10%	6.49%	-4.18%
S&P 500	-37.00%	6.66%	-5.56%

Note:  Standard Deviation is measured over the most recent 13 monthly total returns.

Past risk-adjusted returns may not be a reliable guide to future risk-adjusted returns.

Through a Glass, Darkly

Let's think back to the best times to invest over the last century. They have inevitably followed market crashes due to major changes or disasters such as the period following the end of WW I and a long economic malaise; after the market crash in 1929 bottomed out in 1932 preceding the Great Depression; after the market plummeted in 1973 – '74 during Vietnam and oil price spikes wrecked the US economy, and created rising inflation and economic stagnation. While the conditions, timing and causes this time are different, they are always different. What isn't different is that once again we are seeing the potential for investors to create long term value with far less risk than has been the case now for decades. I'm not going to promise you we'll make money for you this year. That is beyond my skills as a manager. All I can promise is that we'll do our best to keep risk low, follow our investment and risk control discipline, and invest with promise for the future. The rest is beyond my control as a mere human being.

Yields on short term Treasury securities are now well below 1%, and money market fund and CD rates are quickly heading there. From recent Fed comments, they are likely to stay low for as long as it takes to stimulate a decent recovery. Given the magnitude of Americans' lack of financial responsibility at all levels over a half century; the consequent destruction of debt and capital; the fact that real estate turnarounds normally take many years; and what is likely to be "official" unemployment (e.g., distorted by previous Presidents to look lower than they really are) approaching 10% and unofficial unemployment approaching 20%, I expect rates to stay low for many years.

This will be good for borrowers, but for shorter term lenders like retirees it could mean a much lower standard of living. If rates stay very low – and the Federal Reserve indicates they will keep rates low for as long as it takes - many of these folks will become increasingly desperate for income, as they could easily see their incomes drop 10% - 50% from declines in short term Treasury yields, and who wants to lock up their money for 10 years at 3.0%? High, secure dividends are likely to become a major income source for a significant number of people who have been living on CDs and short term Treasury rates via money market mutual funds.

We believe it's important for investors to understand that capital gains-oriented investors in stocks over the last 25 years have been driven primarily by P/E multiple expansion. This was caused by interest rates falling from the high teens in the early 1980s to 1% earlier this decade. At current rates there is little potential for further market multiple expansion from this source, only from economic expansion, and that seems most unlikely for at least a couple of years.

These conditions are much more likely to produce a more dividend income-oriented investment climate than any we have seen since the 1950s & 1960s. It is our belief that investors must adapt to this reality for some years to come, and we have been adjusting your Fund to reflect these changes in the investment climate over the second half of 2008. In the shorter term, though, we could see US stocks make new lows the first half of this year.

Because US general economic growth is unlikely to return to previous levels for years, if ever, buying stocks for growth or capital gains may become an exercise in frustration for the remainder of 2009. In my opinion, investors have not yet fully discounted the enormous amount of capital and credit destruction in the US. There is simply no way to print our way out of it, it will probably take many years to rebuild what has been lost. It will require higher personal taxes, much higher savings rates, and frankly a lower standard of living.

I am not a long term investor. I'm not a trader either, I'm merely an investor, and frankly, I'd prefer to realize your profits sooner rather than later. Self images like these can lead us astray when conditions change. Sitting on a big profit in a lousy market because I think I'm a ‘long term investor' can be a recipe for poorer returns than otherwise. Until growth returns, we are likely to depend to a greater extent on income and short term capital gains.

However, it's not all bad news. That's mostly only in the short term. When (and ‘if' – I've been wrong before) the market bottoms this year, we are likely to see dividend yields and capital gains potential for the next few years that are greater than anything we've seen since the beginning of WWII. That's the hope. At worst I'm wrong short term about a lower market ahead sometime in the first half, and we'll be very conservatively invested with higher than normal income for a pure stock fund.

Environmental Stewardship

We would like to illustrate the deeper part of our investment obligation as an ethical fund with a mining company, Stillwater Mining Co. (SWC). It's the only significant source of platinum group metals in North America, and by far the largest source globally after the repeated failures of their only two major competitors in South Africa and Russia. Platinum group metals (ruthenium, rhodium, palladium, osmium, iridium, and platinum), because of their atomic properties, are widely used catalysts for many chemical processes without which life today would be very different - auto catalysts, fuel cells, hydrogen purification, electronics, dentistry, medicine, water treatment and many other uses. If you drive a Toyota Prius, for example, your emissions would not be effectively zero without these catalysts. Some of the life-giving drugs we use would not be possible without them.

That doesn't mean we have to own them, of course. Most ethical investors avoid mining companies because their operations can be quite toxic for the environment and their managements are more often than not irresponsible. Yet we all use and benefit daily from products that would not be possible without these metals. We cannot boycott their products like we do many others, but in a few cases we can own companies whose managements demonstrate an unusual level of care for the communities that support them, as a model for the rest of the world.

In 2000 Stillwater Mining, as a result of pressure by local activist groups, agreed with the Stillwater Protective Association (SPA) in central Montana, a group of local ranchers, conservationists and citizens, to create the Stillwater Good Neighbor Agreement. It's the only agreement like it in the world between local communities and conservationists and a hardrock mining company. In 2005 the agreement was further strengthened by mutual consent. This is a legally binding agreement between SWC and the surrounding communities to help ensure the most environmentally responsible operations possible for the mines.

Among other things, the agreement includes:

1) a provision for the independent review of the company's performance bonds (a financial assurance deposit) and reclamation plans every five years;

2) water management plans for both mines that ensure that 90% of pollutants are treated for the duration of mining operations;

3) citizen access to information through audits of the mine's compliance with clean water and air laws, independent reviews, and an open-door policy between the mine and community;

4) better protections for clean air and water through a baseline water quality study and strict water pollution limits;

5) protection for open space through over 2,220 acres of conservation easements; pilot testing and field study of innovative new technologies to address mine waste tailings;

6) providing citizen oversight of mining operations to ensure protection of the area's quality of life and productive agricultural land;

7) establishing clear and enforceable water quality standards that go above and beyond state requirements;

8) a volunteer, citizen-based water sampling system to monitor water quality of the East Boulder and Stillwater watersheds.

This doesn't ensure there won't ever be problems or disagreements, of course, or even that the agreement will last forever. It doesn't mean SWC is the ideal company, although it also goes well beyond even the requirements above in terms of community relationships. The company's management, and its surrounding communities and organizations working together, have created a model agreement over many years that can be used throughout the world to create cleaner environments and healthier communities, while still allowing people to enjoy the benefits of all the products made possible by these rare catalyst metals. It's a model for other mining company managements to follow.

We have not lost sight of our obligation to the rest of humanity to walk as lightly as possible upon the Earth that is our only home. The stocks we have purchased for you have been bought with that always in mind, and we welcome any questions you may have regarding your fund.

Thank you again for your trust, and may 2009 bring you peace, wisdom and enjoyment.

If you would like more frequent updates, visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Robert A. Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert Loest, Senior Portfolio Manager with Integrity Mutual Funds, Inc. ("Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 31, 2008 (Unaudited)

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.

1 Main Street North

Minot, ND 58703

Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.

P.O. Box 759

Minot, ND 58702

Phone: 800-601-5593

To reduce expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 (or contact your financial institution). The Distributor will begin sending you individual copies 30 days after receiving your request.

December 31, 2008 (Unaudited)

TERMS AND DEFINITIONS

American Depository Receipt

A negotiable certificate representing a given number of shares of stock in a foreign corporation; it is bought and sold in the American securities markets, just as stock is traded

Appreciation

Increase in the value of an asset

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Consumer Price Index

A commonly used measure of inflation; it does not represent an investment return

Depreciation

Decrease in the value of an asset

Growth Fund

A type of diversified common stock fund that has capital appreciation as its primary goal; it invests in companies that reinvest most of their earnings for expansion, research, or development

Growth & Income Fund

Fund that invests in common stocks for both current income and long-term growth of capital and income

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value

Market Value

Actual (or estimated) price at which a fund trades in the marketplace

Net Asset Value

The value of all a fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

Offering Price

The price at which a mutual fund's share can be purchased; the offering price per share is the current net asset value plus any sales charge

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

December 31, 2008 (Unaudited)

COMPOSITION

Portfolio Market Sectors

(As a percentage of net assets)

I—Industrials	24.6%
O—Other	18.3%
E—Energy	10.7%
M—Materials	10.7%
HC—Health Care	10.7%
U—Utilities	7.2%
IT—Information Technology	5.5%
F—Financials	5.4%
CS—Consumer Staples	4.1%
CD—Consumer Discretionary	2.8%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Top Ten Holdings

(As a percentage of net assets)

1.	Wells Fargo Advactage Investment Money Market	18.3%
2.	H.J. Heinz Co.	4.1%
3.	Agnico Eagels Mines Ltd.	3.7%
4.	Ormat Technologies Inc.	3.5%
5.	3M Co.	3.4%
6.	Arthur J. Gallagher & Co.	3.3%
7.	Beckman Coulter	3.2%
8.	Linear Technology Corp.	2.8%
9.	Vestas Wind Energy—ADR	2.8%
10.	Genuine Parts	2.8%

The Fund's holdings are subject to change at any time.

December 31, 2008 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	transaction costs:	sales charges (loads), redemption fees, and exchange fees
•	ongoing costs:	management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2008 to December 31, 2008.

The example illustrates the Fund's costs in two ways:

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/08	Ending Account Value 12/31/08	Expenses Paid During Period*
Actual	$1,000.00	$739.06	$6.96
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.07

*Expenses are equal to the annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund's ending account value on the first line in the table is based on its actual total return of (26.09%) for the six-month period of June 30, 2008 to December 31, 2008.

December 31, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2008
Integrity Growth & Income Fund	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
	(27.06%)	(3.24%)	2.08%	(0.37%)	6.91%

Lipper Mlt-Cap Core Index	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
	(39.45%)	(9.86%)	(2.29%)	(0.47%)	6.07%

S&P 500 Index	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
	(37.00%)	(8.36%)	(2.19%)	(1.38%)	6.84%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a free Fund prospectus from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to April 22, 2005 reflects the historical information of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Fund at the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Fund.

The results from April 22, 2005 to December 31, 2006 were achieved while the Fund was managed by Integrity Money Management, Inc. (the "Investment Adviser" or "Integrity Money Management") and IPS Advisory, Inc. ("IPS Advisory"). Effective February 1, 2007, IPS Advisory was removed as sub-adviser for the Fund, but the Fund's portfolio manager, formerly Chief Executive Officer of IPS Advisory, became employed by the Investment Adviser and remains the same. The results prior to April 22, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

December 31, 2008 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund, the Lipper Mlt-Cap Core Index, and the S&P 500 Index

	Integrity Growth & Income Fund without Sales Charge	Lipper Mlt-Cap Core Index	S&P 500 Index
1998	$$10,000	$$10,000	$10,000
1999	$$21,888	$$12,077	$$12,104
2000	$$16,781	$$11,674	$$11,002
2001	$$9,683	$$10,418	$$9,694
2002	$$7,011	$$8,153	$$7,552
2003	$$8,692	$$10,705	$$9,718
2004	$$9,726	$$12,032	$$10,776
2005	$$10,633	$$13,021	$$11,305
2006	$$12,232	$$14,863	$$13,091
2007	$$13,207	$$15,750	$$13,810
2008	$$9,633	$$9,537	$$8,700

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a free Fund prospectus from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The Fund's performance prior to April 22, 2005 reflects the historical information of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Fund at the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Fund.

The results from April 22, 2005 to December 31, 2006 were achieved while the Fund was managed by the Investment Adviser and IPS Advisory. Effective February 1, 2007, IPS Advisory was removed as sub-adviser for the Fund, but the Fund's portfolio manager, formerly Chief Executive Officer of IPS Advisory, became employed by the Investment Adviser and remains the same. The results prior to April 22, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

December 31, 2008 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with Integrity Money Management or any of its affiliates. These are the "Independent" Trustees. Two of the remaining three Trustees and/or Officers are "interested" by virtue of their affiliation with Integrity Money Management and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee, and other Directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 56	Trustee	Indefinite Since January 2006	12

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 73	Trustee	Indefinite Since June 2003	12

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (since April 2005); Trustee, Integrity Managed Portfolios (since January 1996).

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 61	Trustee	Indefinite Since June 2003	12

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999); Trustee, Integrity Managed Portfolios (since January 1999).

					Vincent United Methodist Foundation Minot Area Development Corporation

(1) The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds.

Trustees and Officers of the Fund serve until their resignation, removal, or retirement.

The Statement of Additional Information ("SAI") contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

The Interested Trustees and Officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee, and other Directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND OFFICER

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Robert E. Walstad(2),(3) 1 N. Main St. Minot, ND 58703 64	Trustee, Chairman, Interim President	Indefinite Since June 2003	12

Director (Sept. 1987 to Feb. 2007), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc.; President (Jan. 1996 to July 2007) and (since March 2008) Integrity Managed Portfolios, (May 2003 to July 2007) and (since March 2008) The Integrity Funds, (Jan. 1995 to July 2007) and (since March 2008) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) and (since March 2008) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) and (since March 2008) Montana Tax-Free Fund, Inc.; Director and Chairman Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios, and (since June 2003), The Integrity Funds.

					Minot Park Board

OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 74	Vice President, Secretary	Indefinite Since June 2003	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, Vice President and Secretary, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

None
Adam C. Forthun 1 N. Main St. Minot, ND 32	Treasurer	Indefinite Since May 2008	N/A

Fund Accountant (May 2003 to October 2005), Fund Accounting Supervisor (October 2005 to March 2008), Fund Accounting Manager (since March 2008), Integrity Fund Services, Inc.; Treasurer (since May 2008), Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 38	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Chief Compliance Officer (since October 2005) Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

(1) The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds.

(2) Trustees and/or Officers who are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Quist is an interested person by virtue of being an Officer and Director of the Fund's investment adviser and principal underwriter. Mr. Walstad is an interested person by virtue of being an Officer of the Fund and a shareholder of Integrity Mutual Funds.

(3) Effective February 29, 2008, Mark R. Anderson resigned as President of the Fund, and effective March 4, 2008, Mr. Walstad succeeded Mr. Anderson as Interim President of the Fund. Mr. Walstad is also a Trustee and Chairman of the Fund.

Trustees and Officers of the Fund serve until their resignation, removal, or retirement.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

December 31, 2008 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, Inc. ("Integrity Funds Distributor"), the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. ("the Company"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Fund and Integrity Money Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund's investment performance as compared to standardized industry performance data;
(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Investment Adviser's services and fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Investment Adviser, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services to be provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Investment Adviser. The Trustees also considered any ancillary benefits to the Investment Adviser and its affiliates for services provided to the Fund. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Investment Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Investment Adviser, and the representations from the Adviser that the Fund's portfolio manager, Robert Loest, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The Board acknowledged that Robert Loest, the Portfolio Manager for the Fund, has a number of years experience in managing the Fund and has had success in reaching positive returns in prior years. A detailed biography of the portfolio manager was presented to the Trustees. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds. As of July 31, 2008, the Fund returns for the 1-year, 3-year, 5-year and 10-year periods was above its index and median for its peer group. The Fund has positive returns for the 3-year, 5-year, 10-year and since inception periods as of July 31, 2008. In addition, the Fund has been meeting its investment objective for providing long-term growth of capital with dividend income as a secondary objective.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund's net expense ratio of 1.60% for the Class A shares was comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund. It was noted that the Adviser has an agreement with All Season Advisors, Inc. ("ASFA") in which the Advisor is providing trade instructions or "signals" for ASFA's separate account clients. ASFA has complete discretion to use or disregard any instructions provided by the Advisor. It could be considered that the Advisor receives an indirect benefit as a result of its association with the Fund because Robert Loest, the portfolio manager of the Fund, generates the research material and trade signals that the Advisor provides to ASFA.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Loest's compensation is based on salary paid every other week. He is not compensated for client retention. Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2008

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCK (81.6%)

Clean Energy (6.0%)
*Ocean Power Technologies	20,000	$133,800
*Sunpower Corp Class A	20,000	740,000
*Vestas Wind Energy—ADR	40,000	774,000
		1,647,800
Commercial Services & Supplies (3.7%)
Deluxe Corp	50,000	748,000
RR Donnelley & Sons Co.	20,000	271,600
		1,019,600
Computer & Peripherals (2.7%)
*EMC Corp Mass	70,000	732,900

Construction & Engineering (4.4%)
Caterpillar Inc	15,000	670,050
*KHD Humboldt Wedag International	30,000	335,100
McDermott International Inc.	20,000	197,600
		1,202,750
Consumer & Investment Banking (2.1%)
Bank of New York Mellon Corp.	20,000	566,600

Containers & Packaging (3.8%)
Bemis Co.	30,000	710,400
Greif Inc.	10,000	334,300
		1,044,700
Distributors (2.8%)
Genuine Parts	20,000	757,200

Diversified Telecomm Services (2.0%)
Telefonica SA-Spon—ADR	8,000	539,120

Electric Equipment (5.4%)
ABB LTD-Spon—ADR	50,000	750,500
Emerson Electric Co.	20,000	732,200
		1,482,700
Electric Utilities (7.2%)
CPFL Energia SA—ADR	8,000	312,560
Ormat Technologies Inc	30,000	956,100
Suburban Propane Partners	20,000	709,000
		1,977,660
Food Products (4.1%)
H.J. Heinz Co	30,000	1,128,000

Health Care Equipment & Services (10.6%)
Beckman Coulter	20,000	878,800
Johnson & Johnson	12,000	717,960
*Waters Corp	20,000	733,000
*Zimmer Holdings	15,000	606,300
		2,936,060
Industrial Conglomerates (7.7%)
3M Co.	16,000	920,640
General Electric	35,000	567,000
*Veolia Environnement—ADR	20,000	634,200
		2,121,840
Insurance (3.3%)
Arthur J. Gallagher & Co.	35,000	906,850

Machinery (3.4%)
Crane Co.	35,000	603,400
*Fuel Tech Inc	30,000	317,700
		921,100
Metals & Mining (4.9%)
Agnico-Eagles Mines Ltd	20,000	1,026,600
*Stillwater Mining Co	65,000	321,100
		1,347,700
Oil & Gas E&D, Equipment & Services (4.7%)
*National-Oilwell Inc	25,000	611,000
Plains All American Pipeline, L.P.	20,000	693,800
		1,304,800
Semiconductors & Equipment (2.8%)
Linear Technology Corp.	35,000	774,200

TOTAL COMMON STOCKS (COST: $28,645,863)		$22,411,580

SHORT-TERM SECURITIES (18.3%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $5,022,804)	5,022,804	$5,022,804

TOTAL INVESTMENTS IN SECURITIES (COST: $33,668,667)		$27,434,384
OTHER ASSETS LESS LIABILITIES		37,360

NET ASSETS		$27,471,744

*Non-income producing
ADR—American Depository Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1—	quoted prices in active markets for identical securities
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted prices	$27,434,384
Level 2—Other significant observable inputs	0
Level 3—Significant unobservable inputs	0
Total	$27,434,384

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Assets and Liabilities

December 31, 2008

ASSETS
Investments in securities, at value (cost: $33,668,667)	$27,434,384
Accrued dividends receivable	46,100
Accrued interest receivable	6,396
Receivable for fund shares sold	36,937
Prepaid expenses	7,793
Total assets	$27,531,610

LIABILITIES
Disbursements in excess of demand deposit cash	$10,154
Payable for fund shares redeemed	7,625
Accrued expenses	16,162
Payable to affiliates	25,925
Total liabilities	$59,866

NET ASSETS	$27,471,744

Net assets are represented by:
Capital stock outstanding, at par	$967
Additional paid-in capital	36,791,918
Accumulated undistributed net realized gain (loss) on investments	(3,086,858)
Unrealized appreciation (depreciation) on investments	(6,234,283)
Total amount representing net assets applicable to 967,230 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$27,471,744

Net asset value per share	$28.40

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Operations

For the year ended December 31, 2008

INVESTMENT INCOME
Interest	$207,111
Dividends	477,113
Total investment income	$684,224

EXPENSES
Investment advisory fees	$342,452
Distribution (12b-1) fees	148,103
Transfer agent fees	68,490
Accounting service fees	41,123
Administrative service fees	51,368
Custodian fees	7,202
Professional fees	30,180
Trustees fees	5,146
Transfer agent out-of-pockets	7,393
Reports to shareholders	8,748
License, fees, and registrations	19,893
Audit fees	10,900
Other expenses	18,163
Total expenses	$759,161
Less expenses waived or absorbed by the Fund's manager	(211,238)
Total net expenses	$547,923

NET INVESTMENT INCOME (LOSS)	$136,301

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(3,086,858)
Net change in unrealized appreciation (depreciation) of investments	(7,518,357)
Net realized and unrealized gain (loss) on investments	$(10,605,215)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,468,914)

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Changes in Net Assets

For the year ended December 31, 2008 and the year ended December 31, 2007

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$136,301	$198,736
Net realized gain (loss) on investment transactions	(3,086,858)	5,067,188
Net change in unrealized appreciation (depreciation) on investments	(7,518,357)	(1,874,254)
Net increase (decrease) in net assets resulting from operations	$(10,468,914)	$3,391,670

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.15 and $0.20 per share, respectively)	$(146,454)	$(205,886)
Distributions from net realized gain on investment transactions ($0.00 and $0.01 per share, respectively)	0	(9,677)
Distributions from return of capital ($0.03 and $0.00 per share, respectively)	(30,119)	0
Total dividends and distributions	$(176,573)	$(215,563)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$3,447,189	$1,877,557
Proceeds from reinvested dividends	167,012	207,287
Cost of shares redeemed	(6,399,898)	(10,692,334)
Net increase (decrease) in net assets resulting from capital share transactions	$(2,785,697)	$(8,607,490)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(13,431,184)	$(5,431,383)
NET ASSETS, BEGINNING OF PERIOD	40,902,928	46,334,311
NET ASSETS, END OF PERIOD	$27,471,744	$40,902,928

Undistributed net investment income	$0	$10,153

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2008

Note 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Trust may offer multiple portfolios; currently three portfolios are offered. On April 22, 2005, the IPS Millennium Fund and IPS New Frontier Fund (the "IPS Funds") were reorganized into the Fund and became a series of the Trust. Prior to this date, the IPS Funds were organized as an Ohio statutory trust on August 10, 1994, and were registered under the 1940 Act as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Fund.

The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

Shares of the Fund are offered at net asset value plus a distribution fee of up to 0.25% on an annual basis.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•	listed securities:	valued at the closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at the last reported current bid price
•	unlisted securities:	valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. ("Integrity Fund Services") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements—In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. Realization of the collateral by the Fund may be delayed or limited if the seller defaults and the fair value of the collateral declines.

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund's financial statements as "Other Expense".

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Tax-exempt income	$0	$0
Ordinary income	146,454	215,563
Long-term capital gains	0	0
Return of capital	30,119	0
Total	$176,573	$215,563

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($2,653,571)	($6,234,283)	($8,887,854)

The Fund has unexpired capital loss carryforwards for tax purposes as of December 31, 2008 totaling $2,653,571, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the table below.

Year	Unexpired Capital Losses
2016	$2,653,571

For the year ended December 31, 2008, the Fund made $38,290,399 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2008, the Fund deferred to January 1, 2009, post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $433,287.

Distributions to shareholders—Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income at the end of the calendar year. Distributions are recorded on the ex-dividend date.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2008, there were unlimited shares of $.001 par value authorized; 967,230 and 1,043,809 shares were outstanding at December 31, 2008 and December 31, 2007, respectively.

Transactions in capital shares were as follows:

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007
Shares sold	105,568	48,004
Shares issued on reinvestment of dividends	5,971	5,277
Shares redeemed	(188,118)	(279,219)
Net increase (decrease)	(76,579)	(225,938)

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Agreement") provides for fees to be computed at an annual rate of 1.00% of the Fund's average daily net assets. The Fund has recognized $193,704 of investment advisory fees after partial waiver for the year ended December 31, 2008. The Fund has a payable to Integrity Money Management of $7,888 at December 31, 2008 for investment advisory fees. Certain Officers and Trustees of the Fund are also Officers and Directors of Integrity Money Management.

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, until March 31, 2009, so that the Net Annual Operating Expenses of the Fund do not exceed 1.60% for Class A shares.  After this date, the expense limitations may be terminated or revised.  An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the Fund. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $85,613 of distribution fees after partial waiver for the year ended December 31, 2008. The Fund has a payable to Integrity Funds Distributor of $5,770 at December 31, 2008 for distribution fees.

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $68,490 of transfer agency fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $4,616 at December 31, 2008 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. The Fund has recognized $41,123 of accounting service fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $3,287 at December 31, 2008 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $51,368 of administrative service fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $3,462 at December 31, 2008 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $47,192,587 and $44,190,070, respectively, for the year ended December 31, 2008.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2008, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $33,668,667. The net unrealized depreciation of investments based on the cost was $6,234,283, which is comprised of $872,793 aggregate gross unrealized appreciation and $7,107,076 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however the additional disclosures required reguarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights December 31, 2008

Selected per share data and ratios for the period indicated

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Period December 1, 2005 Through December 30, 2005	For The Year Ended November 30, 2005	For The Year Ended November 30, 2004A
NET ASSET VALUE, BEGINNING OF PERIOD	$39.19	$36.49	$31.98	$31.74	$29.11	$26.03

Income from Investment Operations:
Net investment income (loss)	$.14	$.19	$.32	$.01	$.23	$.41
Net realized and unrealized gain (loss) on investment transactions	(10.75)	2.72	4.49	.24	3.11	2.78
Total Income (Loss) From Investment Operations	$(10.61)	$2.91	$4.81	$.25	$3.34	$3.19

Less Distributions:
Dividends from net investment income	$(.15)	$(.20)	$(.29)	$(.01)	$(.71)	$(.11)
Distributions from net realized gains	.00	(.01)	(.01)	.00	.00	.00
Distributions from return of capital	(.03)	.00	.00	.00	.00	.00
Total Distributions	$(.18)	$(.21)	$(.30)	$(.01)	$(.71)	$(.11)

NET ASSET VALUE, END OF PERIOD	$28.40	$39.19	$36.49	$31.98	$31.74	$29.11

Total Return	(27.06%)(A)(B)	7.97%(B)	15.04%(B)	9.58%(B)(E)	11.60%(B)	12.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$27,472	$40,903	$46,334	$52,148	$52,804	$67,259
Ratio of net expenses (after expense assumption) to average net assets	1.60%(C)	1.60%(C)	1.56%(C)	1.50%(C)(E)	1.46%(C)	1.40%
Ratio of net investment income to average net assets	0.40%	0.46%	0.84%	0.41%(E)	0.66%	1.48%
Portfolio turnover rate	158.65%	99.47%	94.23%	9.66%	107.61%(D)	77.87%

(A)The financial highlights as set forth herein reflect the historical financial highlights of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Fund as of the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Fund.

(B)Excludes maximum sales charge of 5.75%.

(C)During the periods since April 22, 2005, Integrity Mutual Funds assumed and/or waived expenses of $211,238, $303,218, $400,347, $40,314, and $259,259, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 2.22%, 2.30%, 2.39%, 2.41%, and 1.91%, respectively. During the periods prior to April 22, 2005, IPS Advisory did not assume and/or waive any expenses.

(D)Calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,328 in purchases and $2,123,907 in sales for the period.

(E)Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Growth & Income Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Growth & Income Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 31, 2008, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2008, December 31, 2007, December 29, 2006, the period of December 1, 2005 through December 30, 2005, and for the year ended November 30, 2005. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for year ended November 30, 2004 were audited by other auditors who expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Growth & Income Fund of The Integrity Funds as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2008, December 31, 2007, December 29, 2006, the period of December 1, 2005 through December 30, 2005, and for the year ended November 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 11, 2009

INTEGRITY HIGH INCOME FUND

Dear Shareholder:

Enclosed is the report of the operations for the Integrity High Income Fund (the "Fund") for the year ended December 31, 2008. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

The high yield market just experienced its worst year on record, plunging 26% in 2008, a far worse drop than the prior annual record set in 1990 (-9.59%). The year began poorly as the market posted three consecutive negative returns in the first quarter. April ushered in a slight rebound as the market posted one of its best monthly returns ever. But after meager performance in May, the macro background weakened significantly and the high yield market marched into negative territory where it remained for the balance of the year. July and August were the calm before the storm. September, October and November marked the three worst months of performance for the high yield market. In total, the market lost nearly one-third of its value in that time. After bottoming on December 16th, the high yield market rallied through month-end to post its second best month on record. Despite the rally, the high yield market still finished down for the year.

As would be expected in a flight to quality environment, double-B credits significantly outperformed both single-B and triple-C rated credits for the year. Though all sectors ended the year in negative territory, wireless credits led all sectors closely followed by healthcare, aerospace/defense, electric and packaging as measured by the Barclays Capital U.S. Corporate High Yield Index. The worst returns were experienced by REITs, gaming, media non-cable, building materials and refining sectors.

The yield-to-worst on the Barclays Capital U.S. Corporate High Yield Index ended the year at 19.43% as spreads widened 1,093 basis points (bps) to +1662 on an option-adjusted (OAS) basis. For the year, the Barclays Capital U.S. Corporate High Yield Index returned -26.15%, significantly underperforming the 10-year Treasury (+20.22%), while outperforming both the Merrill Lynch High Yield Master II Constrained Index (-27.10%) and the S&P 500 Index (-37.00%).

As spreads widened significantly through 2008, default rates began to rise. During the year, the 12-month trailing domestic default rate increased from its record low of 0.34% at the end of 2007 to 2.25% at the end of 2008. This level, though, is still well below historical average of 4.34%.

High yield issuers priced $52.9 billion in 2008, a 64% decline from the $147.9 billion priced last year and the lowest volume since 2000. Though issuance levels first dropped beginning in May, issuance activity was virtually nonexistent during the last five months of the year. Activity will likely remain muted given the environment and risk-averse appetites. In 2008, high yield mutual funds experienced $2.7 billion inflows, compared with $5.0 billion inflows during 2007. Year-to-date redemptions, maturities, tenders and upgrades to investment grade totaled $96.1 billion, versus $158.5 billion for the same period last year. These activities effectively create additional market demand for remaining issues.

Portfolio Performance and Positioning

For the period since inception (4/30/04), the Integrity High Income Fund Class A and Class C returned -5.38% and -6.16%, respectively compared to a -1.19% return for the benchmark (Barclays Capital U.S. Corporate High Yield Index) and -1.28% for the Merrill Lynch High Yield Master II Constrained Index for the comparable period. During the period, performance relative to the constrained index was aided by our security selection in the media-cable, gaming and telecommunications sectors with the largest performance contribution coming from our relative weightings in GMAC, Brigham Exploration, Echostar DBS Corp., DirecTV Holdings/Finance, and Energy Future Holdings. Underperforming sectors included our relative exposure to home builders, technology, and consumer products. Performance was hindered by our relative weightings in Sirius Satellite Radio, Tousa, Simmons, American Axle and Manufacturing, and Smurfit Stone Container.

The portfolio is currently overweight to the consumer products, automotive, and media-cable sectors. This is driven by our view of the relative value opportunities within those sectors. The portfolio is currently underweight to electric utilities, home construction, and paper sectors. We are not compelled by the valuations within these sectors due to challenging fundamental outlooks or rich valuations.

Market Outlook

In the short-term, we expect volatility to remain elevated, reflecting the uncertain economic environment. However, we believe current valuations already factor in substantial weakness and will ultimately prove attractive as we expect spreads will tighten as current levels overly discount our expectation for defaults. We expect that protracted economic weakness will drive the default rate higher in 2009, but believe it will remain below market expectations due to low refinancing requirements, flexible debt terms and reasonable corporate cash flows. We expect the forced selling pressure as a result of hedge fund de-leveraging in October and November to abate and we anticipate that attractive valuations will create significant demand for the asset class for both mutual funds and institutional accounts. Security and sector selection will be extremely important as we manage through 2009 and we will rely on our bottom-up security selection process to capitalize on dislocations in relative value.

If you would like more frequent updates, visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook, CFP	Thomas G. Hauser
Senior Portfolio Manager and Managing Director	Vice President
J.P. Morgan Investment Management Inc.	J.P. Morgan Investment Management Inc.

The views expressed are those Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

High yield securities are lower quality debt securities and are subject to greater risk of default or price changes due to changes in the credit quality of the issuer.

December 31, 2008 (Unaudited)

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.

1 Main Street North

Minot, ND 58703

Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.

P.O. Box 759

Minot, ND 58702

Phone: 800-601-5593

To reduce expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 (or contact your financial institution). The Distributor will begin sending you individual copies 30 days after receiving your request.

Terms & Definitions December 31, 2008 (Unaudited)

Appreciation

Increase in the value of an asset

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Coupon Rate or Face Rate

Rate of interest payable annually based on the face amount of the bond (expressed as a percentage)

Depreciation

Decrease in the value of an asset

Market Value

Actual (or estimated) price at which a fund trades in the marketplace

Maturity

Measure of the term or life of a bond in years; a bond "matures" when the issuer repays the principal

Multiple Classes of Shares

Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options, which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value

The value of all a fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

Offering Price

The price at which a mutual fund's share can be purchased; the offering price per share is the current net asset value plus any sales charge

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

December 31, 2008 (Unaudited)

COMPOSITION

Portfolio Quality Ratings

(Based on total long-term investments)

BBB	6.2%
BB	33.5%
B	44.9%
CCC	11.3%
CC	1.7%
NR	2.4%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's Ratings Group.

These percentages are subject to change.

Key Statistics

A Shares		C Shares
12/31/2007 NAV (share value)	$8.43	12/31/2007 NAV (share value)	$8.45
12/31/2008 NAV	$5.05	12/31/2008 NAV	$5.06

Total Net Assets	$36,663,915
Number of Issues	129
Average Maturity	6.2 years

December 31, 2008 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	transaction costs:	sales charges (loads), redemption fees, and exchange fees
•	ongoing costs:	management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2008 to December 31, 2008.

The example illustrates the Fund's costs in two ways:

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/08	Ending Account Value 12/31/08	Expenses Paid During Period*
Actual
Class A	$1,000.00	$708.48	$ 6.83
Class C	$1,000.00	$705.29	$10.01
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.14	$ 8.06
Class C	$1,000.00	$1,013.39	$11.82

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.60% for Class A and 2.35% for Class C), multiplied by the average account value over the period, multiplied by 180/360 days. Class A's ending account value in the "Actual" section of the table is based on its actual total return of (29.15%) for the six-month period of June 30, 2008 to December 31, 2008. Class C's ending account value in the "Actual" section of the table is based on its actual total return of (29.47%) for the six-month period of June 30, 2008 to December 31, 2008.

December 31, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2008
Integrity High Income Fund* Class A Shares	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Without Sales Charge	(34.24%)	(13.18%)	N/A	N/A	(5.38%)
With Sales Charge (4.25%)	(37.01%)	(14.44%)	N/A	N/A	(6.24%)

Integrity High Income Fund* Class C Shares	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Without CDSC	(34.77%)	(13.83%)	N/A	N/A	(6.16%)
With CDSC (1.00%)	(35.36%)	(13.83%)	N/A	N/A	(6.16%)

Barclays Capital U.S. Corporate High-Yield Bond Index	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
	(26.15%)	(5.58%)	N/A	N/A	(1.19%)

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

*Effective May 5, 2008, the Fund replaced its sub-adviser. Accordingly, the results prior to May 5, 2008 were achieved while the Fund was managed by SMH Capital Advisors, Inc., and its investment strategies and techniques may have produced different investment results than those achieved by J.P. Morgan Investment Management, Inc., which became the Fund's sub-adviser effective May 5, 2008.

December 31, 2008 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund* without Sales Charge	Integrity High Income Fund* with Maximum Sales Charge	Barclays Capital U.S. Corporate High-Yield Bond Index
04/30/2004	$10,000	$9,579	$10,000
2004	$10,981	$10,518	$10,934
2005	$11,803	$11,306	$11,233
2006	$13,061	$12,511	$12,567
2007	$11,746	$11,251	$12,803
2008	$7,724	$7,398	$9,455

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

*Effective May 5, 2008, the Fund replaced its sub-adviser. Accordingly, the results prior to May 5, 2008 were achieved while the Fund was managed by SMH Capital Advisors, Inc., and its investment strategies and techniques may have produced different investment results than those achieved by J.P. Morgan Investment Management, Inc., which became the Fund's sub-adviser effective May 5, 2008.

December 31, 2008 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with Integrity Money Management or any of its affiliates. These are the "Independent" Trustees. Two of the remaining three Trustees and/or Officers are "interested" by virtue of their affiliation with Integrity Money Management and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee, and other Directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 56	Trustee	Indefinite Since January 2006	12

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 73	Trustee	Indefinite Since June 2003	12

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., and Montana Tax-Free Fund, Inc. (since April 2005); Trustee, Integrity Managed Portfolios (since January 1996).

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 61	Trustee	Indefinite Since June 2003	12

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999); Trustee, Integrity Managed Portfolios (since January 1999).

					Vincent United Methodist Foundation Minot Area Development Corporation

(1) The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds.

Trustees and Officers of the Fund serve until their resignation, removal, or retirement.

The Statement of Additional Information ("SAI") contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

The Interested Trustees and Officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee, and other Directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEE AND OFFICER

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Robert E. Walstad(2),(3) 1 N. Main St. Minot, ND 58703 64	Trustee, Chairman, Interim President	Indefinite Since June 2003	12

Director (Sept. 1987 to Feb. 2007), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc.; President (Jan. 1996 to July 2007) and (since March 2008) Integrity Managed Portfolios, (May 2003 to July 2007) and (since March 2008) The Integrity Funds, (Jan. 1995 to July 2007) and (since March 2008) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) and (since March 2008) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) and (since March 2008) Montana Tax-Free Fund, Inc.; Director and Chairman Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios, and (since June 2003), The Integrity Funds.

					Minot Park Board

OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 74	Vice President, Secretary	Indefinite Since June 2003	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, Vice President and Secretary, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

None
Adam C. Forthun 1 N. Main St. Minot, ND 32	Treasurer	Indefinite Since May 2008	N/A

Fund Accountant (May 2003 to October 2005), Fund Accounting Supervisor (October 2005 to March 2008), Fund Accounting Manager (since March 2008), Integrity Fund Services, Inc.; Treasurer (since May 2008), Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 38	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Chief Compliance Officer (since October 2005) Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

(1) The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds.

(2)Trustees and/or Officers who are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Quist is an interested person by virtue of being an Officer and Director of the Fund's investment adviser and principal underwriter. Mr. Walstad is an interested person by virtue of being an Officer of the Fund and a shareholder of Integrity Mutual Funds.

(3)Effective February 29, 2008, Mark R. Anderson resigned as President of the Fund, and effective March 4, 2008, Mr. Walstad succeeded Mr. Anderson as Interim President of the Fund. Mr. Walstad is also a Trustee and Chairman of the Fund.

Trustees and Officers of the Fund serve until their resignation, removal, or retirement.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

December 31, 2008 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, Inc. ("Integrity Funds Distributor"), the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund's sponsor. Effective May 5, 2008, J.P. Morgan Investment Management Inc. ("JPMIM") assumed responsibility for the daily management of the Fund's assets. SMH Capital Advisors, Inc. ("SMH") served as sub-adviser to the Fund until May 4, 2008.

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Fund and Integrity Money Management and the Sub-Advisory Agreement, between the Advisor and JPMIM.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund's investment performance as compared to standardized industry performance data;
(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and their fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other Fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the Fund, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or Sub-Advisor and the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the High Income Fund's portfolio managers, Robert Cook and Thomas Hauser, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The adviser is voluntarily waiving advisory fees due to the small size of the Fund. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund's net expense ratio of 1.60% for Class A shares and 2.35% for Class C shares was higher in comparison to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of the Fund and its shareholders.

Sub-Advisory Agreement with JPMIM

The following paragraphs summarize the material information and factors considered by the Board, including a majority of the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Agreements.

At a meeting held on February 20, 2008, in light of concerns that had been expressed by the Board and the Adviser about the performance of the Fund, and in connection with considering whether SMH should be replaced as sub-adviser to the Fund, representatives of JPMIM were invited to make a presentation to the Board. At this meeting, the Board received written information from JPMIM, which outlined, among other things, the nature, extent and quality of services to be provided by JPMIM, the organization and operations of JPMIM, the depth of experience and background of the personnel proposed to manage the Fund and their investment process, and proposed sub-advisory fees. At the meeting, JPMIM responded to questions from the Board, including, among other things, questions relating to the quality and expertise of the portfolio managers, their experience with this asset class, investment process and sell discipline, experience with transitioning a fund from another adviser, performance history with other clients, brokerage selection, plans to grow the Fund and compliance history. At a meeting held on February 27, 2008, the Board met to further discuss JPMIM as a sub-adviser for the Fund. The Board discussed with the Adviser, among other things, the cost savings to shareholders through a reduction in the Adviser's fee in light of the anticipated reduction in the sub-advisory fee to JPMIM, the one-year and three-year performance of the Fund ended January 31, 2008, Fund share purchases and redemptions (in the aggregate per class as well as through certain brokers), and the plans to grow the Fund in light of the anticipated change in sub-advisers. The Board also considered the differences in investment process of JPMIM in comparison to that of SMH. It is with this background that the Board considered the termination of SMH and the appointment of JPMIM. The Board applied its business judgment to determine whether the proposed sub-advisory arrangements are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

At a meeting on March 4, 2008, the Board approved the termination of SMH as sub-adviser to the Fund, effective May 4, 2008. The Board also approved JPMIM to serve as sub-adviser to the Fund following the termination of the SMH sub-advisory agreement. Accordingly, the Board approved that the Adviser enter into an interim sub-advisory agreement with JPMIM on behalf of the Fund to take effect upon the termination of the SMH sub-advisory agreement. At a meeting held on April 30, 2008, the Board was updated on the Fund's due diligence trip to JPMIM, including reviewing JPMIM's compliance process and research and investment process. After further discussion, the Board approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval. Fund shareholders approved JPMIM as sub-adviser on September 10, 2008.

As outlined in more detail below, the Board, including the Independent Trustees, considered all factors they believed relevant with respect to appointing JPMIM and approving the Agreements.

Nature, Extent and Quality of Services: In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. In addition, the Board considered that JPMIM has experience specifically in transitioning portfolios from another adviser. At the February 20, 2008 meeting, the Trustees were able to ask questions about, among other things, the expertise of the portfolio managers, their proposed investment management for the Fund, and compliance history of JPMIM. The Board compared the nature, extent and quality of services expected to be provided by JPMIM with those that had been provided by SMH. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services to be provided to the Fund by JPMIM are expected to be satisfactory.

Fees and Expenses: The Board considered the sub-advisory fees to be paid to JPMIM under the Agreements. In this regard, the Board considered the proposed sub-advisory fee rate and how it would relate to the overall management fee structure of the Fund, recognizing that the fees to be paid to JPMIM would be paid by the Adviser. The Board noted that the sub-advisory fee to JPMIM is expected to be less than that paid by the Adviser to SMH. As noted above, under the New Sub-Advisory Agreement, JPMIM will be paid a sub-advisory fee at an annual rate equal to 0.35% of the Fund's average daily net assets; JPMIM is currently being paid at this rate under the Interim Sub-Advisory Agreement, which became effective May 5, 2008. SMH, however, received an annual fee of one half of the net advisory fee earned by the Adviser. The Adviser previously received a fee at an annual rate of 1.00% of the Fund's average daily net assets. To pass expected cost savings from the sub-advisory arrangement with JPMIM onto shareholders, the Board recognized that the Adviser proposed to reduce its advisory fee to an annual rate of 0.85% of average daily net assets effective May 5, 2008. In addition, the Adviser agreed to reduce the expense cap for the Fund. In this regard, the Adviser agreed to waive fees and reimburse expenses to maintain the expense level of the Fund at the following annual rates (as a percentage of average daily net assets) effective May 5, 2008 through March 31, 2009: 1.60% (Class A); and 2.35% (Class C). Prior to May 5, 2008, the expense cap was 1.75% (Class A) and 2.50% (Class C) (as a percentage of average daily net assets). On the basis of the information provided on the proposed fees, including the reduction in advisory fee paid by the Fund to the Adviser and the related cost savings to shareholders, the Board approved the sub-advisory fee in light of the nature, quality and extent of services expected to be provided by JPMIM under the Agreements.

Investment Performance: The Board considered the recent performance of the Fund, including the one-year and three-year performance ending January 31, 2008 in assessing whether to replace SMH. The Trustees considered the factors contributing to the Fund's performance, including SMH's investment process and sell discipline, and compared them to that followed by JPMIM. As of July 31, 2008, the Fund's performance for the 1-year, 3-year and since inception periods was below its index and median.  JPMIM has been responsible for the management of the portfolio since May 4, 2008. SMH served as sub-adviser to the Fund until May 4, 2008.

Benefits to JPMIM: The Board considered whether JPMIM would receive any indirect benefits as a result of its relationship with the Fund. In this regard, the Board noted that JPMIM does not currently engage in soft dollar arrangements pursuant to which a portion of the Fund's commissions may be used to acquire research that may be useful to JPMIM in managing the Fund or other clients.

Economies of Scale: The Trustees reviewed the reduction in asset size of the Fund and therefore did not identify any economies of scale to be realized by the Fund at this time.

Profitability: Although a profitability analysis was not available for serving as sub-adviser, the Trustees recognized that the proposed sub-advisory fee to JPMIM was expected to be lower than that paid to SMH, and the sub-advisory fee was a result of arms-length negotiations. In addition, as the sub-advisory fee under the Agreements is paid by the Adviser, the profitability to JPMIM from its relationship with the Fund was not a material factor in the Board's consideration.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does not realize material direct benefits from its relationship with the Fund. The Sub-adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving the High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the High Income Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	Similar Investment Companies Sub-Advised by JPMIM

JPMIM acts as investment sub-adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Managers High Yield Fund, a series of Managers Trust II; and High Yield Bond Fund, High Yield Bond Fund, a series of SEI Institutional Investments Trust (SIIT); and High Yield Bond Fund, a series of SEI Institutional Managed Investments Trust (SIMT). The SIIT and SIMT funds are also sub-advised by Ares Management LLC and Nomura Corporate Research and Asset Management, Inc.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Fund under the Interim Sub-Advisory Agreement, the Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets. If shareholders approve the New Sub-Advisory Agreement, it is anticipated that JPMIM will be compensated at the same rate under the New Sub-Advisory Agreement. Since the dollar amount of the fee will increase as assets increase, JPMIM is expected to receive increased fees as the assets of the Fund increase.

•

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting, or exceeding, clients' risk and returns objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

•

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's or its affiliates' overall allocation of securities in that offering.

•

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JP Morgan Chase & Co.'s Code of Conduct.

With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non pro rata allocations traded through a single trading desk or system upon a predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2008

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Coupon Rate	Maturity	Principal Amount	Market Value

CORPORATE BONDS (98.4%)

Agricultural Chemicals (0.4%)
Terra Capital Inc	7.000%	02/01/2017	$200,000	$146,160

Appliances (0.8%)
ALH Fin LLC/ALH Fin Corp	8.500	01/15/2013	360,000	280,566

Auto-Cars/Light Trucks (5.8%)
American Axle	7.875	03/01/2017	2,000,000	527,740
Arvinmeritor Inc.	8.750	03/01/2012	100,000	51,978
Ford Motor Company	6.500	08/01/2018	585,000	145,653
General Motors Corp	7.125	07/15/2013	780,000	147,475
General Motors Corp	8.250	07/15/2023	780,000	124,348
Hertz Corp	8.875	01/01/2014	610,000	396,500
RSC Equipment Rental Inc	9.500	12/01/2014	560,000	291,301
Tenneco Inc.	8.125	11/15/2015	60,000	24,463
Titan International Inc	8.000	01/15/2012	375,000	280,241
United Rentals North	6.500	02/15/2012	156,000	121,680
				2,111,379
Beverages/Wine/Spirits (0.9%)
Constellation Brands Inc	7.250	09/01/2016	360,000	333,925

Broadcast Serv/Program (5.9%)
CCO Hldgs LLC/CAP Corp	8.750	11/15/2013	1,050,000	669,375
CCH I LLC/CCH I Capital	11.000	10/01/2015	390,000	70,200
Directv Holdings/Fing	6.375	06/15/2015	625,000	556,200
Echostar DBS Corp	7.125	02/01/2016	630,000	525,893
Sirius Satellite Radio	9.625	08/01/2013	1,695,000	318,389
				2,140,057
Building-Residential/Commer (0.5%)
K Hovnanian Enterprises	6.250	01/15/2016	600,000	159,000
Tousa Inc.(1)(2)	7.500	03/15/2011	243,000	304
Tousa Inc.(1)(2)	10.375	07/01/2012	4,254,000	553
Tousa Inc.(1)(2)	7.500	01/15/2015	2,598,000	338
				160,195
Cable TV (2.2%)
Directv Holdings/Fing	7.625	05/15/2016	170,000	166,510
Echostar DBS Corp.	7.750	05/31/2015	760,000	623,200
				789,710
Casino Hotels (4.5%)
Boyd Gaming Corp	7.125	02/01/2016	240,000	144,259
Harrahs Operating Co Inc—144A	10.750	02/01/2016	815,000	228,200
MGM Mirage	6.625	07/15/2015	2,000,000	1,270,000
				1,642,459
Chemicals—Specialty (2.2%)
Huntsman LLC	11.500	07/15/2012	665,000	528,050
Polyone Corp	8.875	05/01/2012	535,000	270,303
				798,353
Coal (0.6%)
Arch Western Finance	6.750	07/01/2013	250,000	216,153

Computers (1.7%)
Sungard Data Systems Inc	10.250	08/15/2015	900,000	602,991

Consumer Products/Misc. (3.1%)
Jarden Corp.	7.500	05/01/2017	600,000	410,484
Visant Holding Corp.(3)	0.000/10.250	12/01/2013	1,000,000	728,750
				1,139,234
Containers/Paper/Plastic (1.9%)
Graham Packaging Co	9.875	10/15/2014	550,000	333,317
Smurfit-Stone Container	8.375	07/01/2012	525,000	93,219
Vitro Sab DE CV	9.125	02/01/2017	880,000	263,886
				690,422
Cruiselines (0.3%)
Royal Caribbean Cruises	7.250	06/15/2016	170,000	93,238

Data Processing/Management (0.9%)
First Data Corporation	9.875	09/24/2015	550,000	321,948

Divers. Oper./Commer. Svc. (1.0%)
Sally Holdings LLC	9.250	11/15/2014	430,000	344,000

Diversified Manufacture Op. (0.6%)
RBS Global & Rexnord Cor	8.875	09/01/2016	380,000	237,606

Electric/Generation (0.6%)
AES Corporation	8.000	10/15/2017	260,000	214,289

Electric/Integrated (2.0%)
Energy Future Holdings—144A	10.875	11/01/2017	1,055,000	722,918

Electronic Comp-Semicon (1.1%)
Advanced Micro Devices	7.750	11/01/2012	464,000	203,891
NXP BV/NXP Funding LLC	7.875	10/15/2014	305,000	118,950
NXP BV/NXP Funding LLC	9.500	10/15/2015	445,000	91,225
				414,066
Finance—Auto Loans (7.3%)
Ford Motor Credit Co	7.000	10/01/2013	1,894,000	1,280,022
GMAC LLC	6.875	08/28/2012	1,155,000	1,398,151
				2,678,173
Food—Retail (1.1%)
Chiquita Brands Intl	8.875	12/01/2015	195,000	137,879
Del Monte Corp	6.750	02/15/2015	320,000	274,019
				411,898
Funeral Services/Rel. Items (1.3%)
Service Corp Intl	6.750	04/01/2015	365,000	287,116
Stewart Enterprises	6.250	02/15/2013	250,000	192,185
				479,301
Garden Products (0.2%)
Ames True Temper Inc(5)	8.753	01/15/2012	155,000	89,900

Home Furnishing (1.8%)
Sealy Mattress Co	8.250	06/15/2014	700,000	420,133
Simmons Co	7.875	01/15/2014	500,000	149,900
Simmons Co (3)	0.000/10.000	12/15/2014	750,000	104,415
				674,448
Hotels & Motels (0.3%)
Starwood Hotels & Resort	6.750	05/15/2018	220,000	121,614

Independ. Power Producer (1.2%)
Mirant North American LLC	7.375	12/31/2013	80,000	76,519
NRG Energy INC.	7.375	02/01/2016	402,000	376,063
				452,582
Investment Mgmt/Advis. Srv. (0.2%)
Nuveen Investments Inc—144A	10.500	11/15/2015	320,000	81,187

Machinery—Const. & Mining (1.1%)
Terex Corp	8.000	11/15/2017	485,000	412,881

Machinery/Electrical (0.6%)
Baldor Electric Co	8.625	02/15/2017	285,000	211,356

Medical—Hospitals (6.9%)
Community Health Systems	8.875	07/15/2015	455,000	421,335
HCA Inc(4)	9.625	11/15/2016	1,780,000	1,352,800
Tenet Healthcare Corp.	9.875	07/01/2014	571,000	455,195
United Surgical Partners(4)	9.250	05/01/2017	465,000	283,650
				2,512,980
Medical/Biomedical/Gene (2.5%)
Biomet Inc.(4)	10.375	10/15/2017	800,000	613,560
Cooper Cos Inc	7.125	02/15/2015	195,000	163,110
DJO Fin. LLC	10.875	11/15/2014	200,000	143,502
				920,172
Metal—Diversified (0.8%)
Freeport-McMoran C & G	8.250	04/01/2015	225,000	194,625
Freeport-McMoran C & G	8.375	04/01/2017	115,000	93,673
				288,298
Mining Services (0.4%)
Noranda Aluminium Acquisition(5)	6.595	05/15/2015	430,000	141,900

Miscellaneous Manufacturer (0.6%)
Hawker Beechcraft Acq Co(4)	8.875	04/01/2015	605,000	211,109
Hawker Beechcraft Acq Co	9.750	04/01/2017	50,000	13,454
Propex Fabrics Inc. (1)(2)	10.000	12/01/2012	2,118,000	21
				224,584
Multimedia (1.0%)
Quebecor Media	7.750	03/15/2016	560,000	374,774

Non-Hazardous Waste (0.7%)
Allied Waste North Amer.	6.125	02/15/2014	300,000	271,320

Oil Co.—Explor. & Prod. (7.4%)
Atlas Energy Res LLC—144A	10.750	02/01/2018	285,000	171,000
Chaparral Energy Inc	8.875	02/01/2017	230,000	45,989
Chesapeake Energy Corp	7.250	12/15/2018	315,000	243,479
Denbury Resources Inc	7.500	04/01/2013	490,000	371,278
El Paso Corporation	7.000	06/15/2017	300,000	235,047
Forest Oil Corporation	7.750	05/01/2014	75,000	62,767
Forest Oil Corporation—144A	7.250	06/15/2019	190,000	137,437
Helix Energy Solutions—144A	9.500	01/15/2016	300,000	158,409
Newfield Exploration Co	6.625	04/15/2016	380,000	300,637
Opti Canada Inc	8.250	12/15/2014	270,000	148,676
Petrohawk Energy Corp—144A	7.875	06/01/2015	655,000	482,702
Quicksilver Resources In	8.250	08/01/2015	345,000	218,213
Sandridge Energy Inc—144A	8.000	06/01/2018	280,000	154,000
				2,729,634
Oil Refining & Marketing (0.3%)
Tesoro Corp.	6.625	11/01/2015	200,000	115,434

Paper & Related Products (2.1%)
ACCO Brands Corp	7.625	08/15/2015	750,000	386,520
Georgia-Pacific LLC	7.700	06/15/2015	500,000	382,830
				769,350
Pipelines (1.7%)
Copano Energy LLC/Copany—144A	7.750	06/01/2018	220,000	142,947
Dynegy Holdings Inc	7.500	06/01/2015	305,000	212,622
El Paso Corporation	7.250	06/01/2018	195,000	153,457
Markwest Energy Part/Fin.	8.750	04/15/2018	200,000	123,090
				632,116
Publishing/Periodicals (0.6%)
Dex Media West/Finance	9.875	08/15/2013	550,000	132,000
Dex Media Inc	8.000	11/15/2013	450,000	84,375
				216,375
REITS—Hotels (1.5%)
Host Hotels & Resorts LP	7.125	11/01/2013	70,000	53,445
Host Hotels & Resorts LP	6.375	03/15/2015	575,000	401,500
Host Hotels & Resorts	6.750	06/01/2016	130,000	94,900
				549,845
Resorts—Theme parks (1.0%)
Vail Resorts Inc	6.750	02/15/2014	505,000	365,595

Retail—Auto Parts (0.7%)
Tenneco Inc	8.625	11/15/2014	635,000	244,475

Retail—Major Dept Store (2.5%)
Hanesbrands Inc(5)	8.204	12/15/2014	745,000	500,588
Neiman Marcus Group Inc(4)	9.000	10/15/2015	570,000	245,100
Rite Aid Corp	7.500	03/01/2017	275,000	176,066
				921,754
Rubber—Tires (0.5%)
Goodyear Tire & Rubber	9.000	07/01/2015	245,000	196,137

Satellite Telecom (1.7%)
Intelsat Jackson Holdings	11.250	06/15/2016	360,000	309,600
Intelsat Subsidiary Hldg—144A	8.875	01/15/2015	370,000	321,434
				631,034
Semiconductor Equipment (1.3%)
Freescale Semiconductor(4)	9.125	12/15/2014	705,000	158,272
Sensata Technologies BV	8.000	05/01/2014	730,000	327,127
				485,399
Steel-Producers (0.5%)
Steel Dynamics Inc.	7.375	11/01/2012	235,000	188,968

Telecom Services (3.3%)
Cricket Communication I—144A	10.000	07/15/2015	75,000	63,712
Fairpoint Communications—144A	13.125	04/01/2018	420,000	201,171
IPCS Inc(4)	6.443	05/01/2014	705,000	423,000
Paetec Holding Corp	9.500	07/15/2015	400,000	226,624
Qwest Corp.	7.500	10/01/2014	220,000	180,400
West Corp	9.500	10/15/2014	250,000	131,267
				1,226,174
Telephone-Integrated (5.2%)
Frontier Communications	6.625	03/15/2015	145,000	104,361
L-3 Communications Corp.	6.375	10/15/2015	275,000	248,875
Qwest Communications Int.	7.250	02/15/2011	525,000	427,649
Sprint Capital Corp	6.900	05/01/2019	1,085,000	796,455
Windstream Corp	8.625	08/01/2016	385,000	334,553
				1,911,893
Television (0.1%)
Videotron LTEE—144A	9.125	04/15/2018	45,000	40,500

Travel Services (0.6%)
Travelport LLC(5)	6.828	09/01/2014	45,000	13,162
Travelport LLC	9.875	09/01/2014	520,000	193,174
				206,336
Wireless Equipment (2.4%)
Cricket Communications	9.375	11/01/2014	430,000	389,718
MetroPCS Wireless	9.250	11/01/2014	560,000	503,350
				893,068

TOTAL CORPORATE BONDS (COST: $66,225,318)				$36,071,124

U.S. COMMON STOCKS (0.2%)
Aerospace & Military Technology (0.2%)			Shares
Spacehab, Inc.(1)			231,817	$57,954

TOTAL COMMON STOCK (COST: $995,996)				$57,954

SHORT-TERM SECURITIES (0.8%)			Shares
Wells Fargo Advantage Investment Money Market (COST: $286,728)			286,728	$286,728

TOTAL INVESTMENTS IN SECURITIES (COST: $67,508,042)				$36,415,806
OTHER ASSETS LESS LIABILITIES				248,109

NET ASSETS				$36,663,915

(1) Non-income producing security.
(2)Issue is in default.
(3)Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
(4)Interest or dividend is paid-in-kind, when applicable.
(5)Floating rate security. The rate for these securities are as of December 31, 2008.

144A—Security exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise noted, these securities are deemed to be liquid. These securities amount to $2,905,617, representing 7.9% of net assets.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1—	quoted prices in active markets for identical securities
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted prices	$344,682
Level 2—Other significant observable inputs	36,071,124
Level 3—Significant unobservable inputs	0
Total	$36,415,806

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Assets and Liabilities

December 31, 2008

ASSETS
Investments in securities, at value (cost: $67,508,042)	$36,415,806
Cash	2,971
Accrued interest receivable	1,338,116
Accrued dividends receivable	1,039
Prepaid expenses	14,957
Receivable for fund shares sold	5,686
Security sales receivable	53,623
Total assets	$37,832,198

LIABILITIES
Dividends payable	$439,504
Payable for Fund shares redeemed	541,279
Accrued expenses	24,273
Payable to affiliates	38,239
Security purchases payable	124,988
Total liabilities	$1,168,283

NET ASSETS	$36,663,915

Net assets are represented by:
Capital stock outstanding, at par	$7,260
Additional paid-in capital	99,750,013
Accumulated undistributed net realized gain (loss) on investments	(32,001,122)
Unrealized appreciation (depreciation) on investments	(31,092,236)
Total amount representing net assets applicable to 7,260,077 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$36,663,915

Net Assets Consist of:
Class A	$24,101,363
Class C	$12,562,552
Total net assets	$36,663,915

Shares Outstanding:
Class A	4,776,014
Class C	2,484,063

Net Asset Value per share:
Class A	$5.05
Class A—offering price (based on sales charge of 4.25%)	$5.27
Class C	$5.06

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Operations

For the year ended December 31, 2008

INVESTMENT INCOME
Interest	$7,501,779
Dividends	247,946
Total investment income	$7,749,725

EXPENSES
Investment advisory fees	$762,235
Distribution (12b-1) fees—Class A	133,280
Distribution (12b-1) fees—Class C	288,565
Administrative service fees	119,444
Transfer agent fees	150,380
Accounting service fees	67,127
Transfer agent out-of-pockets	4,080
Custodian fees	14,313
Professional fees	71,015
Trustees fees	10,080
Reports to shareholders	10,837
Insurance expense	4,495
Legal fees	51,370
Audit fees	17,200
License, fees, and registrations	54,124
Total expenses	$1,758,545
Less expenses waived or absorbed by the Fund's manager	(166,723)
Total net expenses	$1,591,822

NET INVESTMENT INCOME (LOSS)	$6,157,903

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(30,515,145)
Net change in unrealized appreciation (depreciation) of investments	(3,005,022)
Net realized and unrealized gain (loss) on investments	$(33,520,167)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,362,264)

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Changes in Net Assets

For the year ended December 31, 2008 and the year ended December 31, 2007

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,157,903	$12,421,787
Net realized gain (loss) on investment transactions	(30,515,145)	(1,259,625)
Net change in unrealized appreciation (depreciation) on investments	(3,005,022)	(27,919,928)
Net increase (decrease) in net assets resulting from operations	$(27,362,264)	$(16,757,766)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Class A ($.56 and $.80 per share, respectively)	$(4,128,965)	$(8,914,960)
Class C ($.51 and $.72 per share, respectively)	(2,028,938)	(3,592,096)
Distributions from net realized gain on investment transactions
Class A ($.00 and $.01 per share, respectively)	0	(151,284)
Class C ($.00 and $.01 per share, respectively)	0	(75,068)
Distributions from return of capital
Class A ($.07 and $.00 per share, respectively)	(530,351)	0
Class C ($.06 and $.00 per share, respectively)	(260,610)	0
Total dividends and distributions	$(6,948,864)	$(12,733,408)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	$7,982,910	$68,145,083
Class C	2,488,804	24,114,278
Proceeds from reinvested dividends
Class A	3,209,089	5,545,888
Class C	1,574,829	2,179,100
Cost of shares redeemed
Class A	(53,396,321)	(66,519,559)
Class C	(23,537,174)	(14,705,854)
Net increase (decrease) in net assets resulting from capital share transactions	$(61,677,863)	$18,758,936

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(95,988,991)	$(10,732,238)
NET ASSETS, BEGINNING OF PERIOD	132,652,906	143,385,144
NET ASSETS, END OF PERIOD	$36,663,915	$132,652,906

Undistributed net investment income	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2008

Note 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently three portfolios are offered. The Fund commenced operations on April 30, 2004 under the Trust. From its inception (September 7, 1992) until February 9, 1998, the Trust was organized by the Integrity Money Management, Inc. (the "Investment Adviser" or "Integrity Money Management") as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs, retirement trusts, and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of the trust was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds." On March 3, 2003, the trust was renamed "The Integrity Funds."

The Fund seeks a high level of current income with capital appreciation as a secondary objective.

Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a CDSC of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•	listed securities:	valued at the closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at the last reported current bid price
•	unlisted securities:	valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. ("Integrity Fund Services") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

When-issued securities—The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on Class A shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund's financial statements as "Other Expense".

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Tax-exempt income	$0	$0
Ordinary income	6,157,903	12,648,139
Long-term capital gains	0	0
Return of capital	790,961	85,269
Total	$6,948,864	$12,733,408

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($31,094,157)	($31,092,236)	($62,186,393)

The Fund has unexpired net capital loss carryforwards for tax purposes as of December 31, 2008 totaling $31,094,157, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the table below.

Year	Unexpired Capital Losses
2016	$31,094,157

For the year ended December 31, 2008, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2008, the Fund deferred to January 1, 2009, post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $906,965.

Multiple class allocations—The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the year ended December 31, 2008, distribution fees were the only class-specific expenses.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Premiums and discounts—Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS

As of December 31, 2008, there were unlimited shares of $.001 par value authorized; 7,260,077 and 15,718,916 shares were outstanding at December 31, 2008 and December 31, 2007, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class C Shares
	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007
Shares sold	1,062,160	6,904,418	315,638	2,440,146
Shares issued on reinvestment of dividends	438,580	570,485	214,117	225,525
Shares redeemed	(7,234,793)	(6,919,811)	(3,254,541)	(1,549,362)
Net increase (decrease)	(5,734,053)	555,092	(2,724,786)	1,116,309

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor. JPMIM is the sub-adviser to the Fund.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Agreement") provides for fees to be computed at an annual rate of 0.85% of the Fund's average daily net assets. The Fund has recognized $595,511 of investment advisory fees after partial waiver for the year ended December 31, 2008. The Fund has a payable to Integrity Money Management of $5,825 at December 31, 2008 for investment advisory fees.  Certain Officers and Trustees of the Fund are also Officers and Directors of Integrity Money Management.

Effective May 5, 2008, the Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, until March 31, 2009, so that the Net Annual Operating Expenses of the Fund do not exceed 1.60% for Class A shares and 2.35% for Class C shares.  After this date, the expense limitations may be terminated or revised.  An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Class C currently pays an annual distribution fee of up to 1.00% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

For the year ended December 31, 2008, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$133,280	$0
Class C Shares	$288,565	$0

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $150,380 of transfer agency fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $6,761 at December 31, 2008 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $67,127 of accounting service fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $4,223 at December 31, 2008 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund will pay an additional fee of $500 per month for each additional share class. The Fund has recognized $119,444 of administrative service fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $5,204 at December 31, 2008 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $62,763,895 and $122,909,034, respectively, for the year ended December 31, 2008.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2008, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $67,508,042. The net unrealized depreciation of investments based on the cost was $31,092,236, which is comprised of $23,106 aggregate gross unrealized appreciation and $31,115,342 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however the additional disclosures required reguarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights December 31, 2008

Selected per share data and ratios for the periods indicated

Class A Shares

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Through December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$8.43	$10.20	$10.07	$10.33	$10.00

Income from Investment Operations:
Net investment income (loss)	$.56	$.79	$.76	$.79	$.57
Net realized and unrealized gain (loss) on investment transactions	(3.31)	(1.75)	.27	(.05)	.38
Total Income (Loss) From Investment Operations	$(2.75)	$(.96)	$1.03	$.74	$.95

Less Distributions:
Dividends from net investment income	$(.56)	$(.80)	$(.76)	$(.79)	$(.57)
Distributions from net realized gains	.00	(.01)	(.14)	(.21)	(.05)
Distributions from return of capital	(.07)	.00	.00	.00	.00
Total Distributions	$(.63)	$(.81)	$(.90)	$(1.00)	$(.62)

NET ASSET VALUE, END OF PERIOD	$5.05	$8.43	$10.20	$10.07	$10.33

Total Return	(34.24%)(A)	(10.07%)(A)	10.66%(A)	7.48%(A)	9.81%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$24,101	$88,629	$101,545	$37,764	$11,112
Ratio of net expenses (after expense assumption) to average net assets	1.67%(B)	1.75%(B)	1.75%(B)	1.75%(B)	1.69%(B)(C)
Ratio of net investment income to average net assets	7.74%	8.09%	7.49%	7.71%	7.20%(C)
Portfolio turnover rate	85.86%	27.28%	38.76%	31.69%	29.81%

(A)Excludes maximum sales charge of 4.25%.

(B)During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $107,670, $113,747, $130,316, $71,122, and $32,195, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.88%, 1.85%, 1.95%, 2.05%, and 3.00%, respectively.

(C)Ratio is annualized.

(D)Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 31, 2008

Selected per share data and ratios for the periods indicated

Class C Shares

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Through December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$8.45	$10.22	$10.09	$10.36	$10.00

Income from Investment Operations:
Net investment income (loss)	$.51	$.72	$.69	$.71	$.46
Net realized and unrealized gain (loss) on investment transactions	(3.33)	(1.76)	.27	(.06)	.41
Total Income (Loss) From Investment Operations	$(2.82)	$(1.04)	$.96	$.65	$.87

Less Distributions:
Dividends from net investment income	$(.51)	$(.72)	$(.69)	$(.71)	$(.46)
Distributions from net realized gains	.00	(.01)	(.14)	(.21)	(.05)
Distributions from return of capital	(.06)	.00	.00	.00	.00
Total Distributions	$(.57)	$(.73)	$(.83)	$(.92)	$(.51)

NET ASSET VALUE, END OF PERIOD	$5.06	$8.45	$10.22	$10.09	$10.36

Total Return	(34.77%)(A)	(10.71%)(A)	9.84%(A)	6.59%(A)	8.93%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$12,563	$44,023	41,840	$24,357	$8,988
Ratio of net expenses (after expense assumption) to average net assets	2.42%(B)	2.50%(B)	2.50%(B)	2.50%(B)	2.48%(B)(C)
Ratio of net investment income to average net assets	7.03%	7.40%	6.75%	6.96%	6.83%(C)
Portfolio turnover rate	85.86%	27.28%	38.76	31.69%	29.81%

(A)Excludes CDSC of 1.00%.

(B)During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $59,054, $47,667, $64,030, $51,581, and $62,188, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 2.63%, 2.60%, 2.70%, 2.81%, and 4.26%, respectively.

(C)Ratio is annualized.

(D)Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Integrity High Income Fund

We have audited the accompanying statement of assets and liabilities of the Integrity High Income Fund (one of the portfolios constituting The Integrity Funds), including the schedule of investments as of December 31, 2008, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2008, December 31, 2007, December 29, 2006, December 30, 2005, and the period since inception (April 30, 2004) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity High Income Fund of The Integrity Funds as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2008, December 31, 2007, December 29, 2006, December 30, 2005, and the period since inception (April 30, 2004) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 11, 2009

Item 2—Code of Ethics

(a)

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code").

(b)	For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
(5) Accountability for adherence to the Code.
(c)	There were no amendments to the Code during the period covered by the Report.
(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.
(e)	Not applicable.
(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the The Integrity Funds and Integrity Mutual Funds, Inc.

Item 3—Audit Committee Financial Expert

The Trust's Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

Item 4—Principal Accountant Fees and Services

(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

		Audit Fees
		2008	$27,550
		2007	$44,500
(b)	Audit-related fees are fees principally paid for professional services rendered for due diligence and technical accounting consulting and research.
		Audit-Related Fees
		2008	$4,700
		2007	$8,400
(c)	Tax fees include amounts related to the preparation and review of the registrant's tax returns.
		Tax Fees
		2008	$3,600
		2007	$8,400
(d)	All Other Fees.
		None.
(e)	(1)

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of Item 4 were approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time permanent employees.
(g)	None.
(h)

The registrant's independent auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5—Audit Committee of Listed Registrants

Not applicable

Item 6—Schedule of Investments

The Schedule of Investments is included in Item 1 of this Form N-CSR.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8—Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10—Submissions of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors in the last fiscal half-year.

Item 11—Controls and Procedures

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12—Exhibits

(a)	(1)	The registrant's Code of Ethics filed pursuant to Item 2 of the N-CSR is attached hereto.
	(2)	Certification pursuant to Section 30a-2(a) of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Robert E. Walstad
Robert E. Walstad
Interim President, The Integrity Funds

Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Adam Forthun
Adam Forthun
Treasurer, The Integrity Funds

Date: February 27, 2009